Ohr Pharmaceutical, Inc 10-k

Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Ohr Pharmaceutical, Inc. (the “Company” ) on Form 10-K for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof  (the “Report” ), I, Sam Backenroth , Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 27, 2013

/s/ Sam Backenroth
Name: Sam Backenroth
Title: Chief Financial Officer